RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
6.	RELATED PARTY TRANSACTIONS

Hermitage Offshore Services Ltd (formerly Nordic American Offshore Ltd) (“HOS”):

In December 2013, the Company entered into a management agreement with HOS for the provision of administrative services.  For services under the management agreement, NAT received a management fee of $83,000, $100,000, $100,000 for 2019, 2018 and 2017, respectively, and is reimbursed for cost incurred in connection with its services. NAT also receives reimbursement for a portion of the operational costs such as salary and office rent, among others, incurred by NAT, which is attributable to HOS.  For the year ended December 31, 2019, 2018 and 2017, the Company recognized an aggregate of $0.9 million, $2.3 million and $2.3 million, respectively, for such costs incurred which was included in General and Administrative Expenses.

The management agreement was terminated as of June 30, 2019 and ended on October 31, 2019. NAT holds less than 5% of the shares in Hermitage Offshore Services Ltd as of December 31, 2019, as a result of being diluted through equity offerings in late 2018 and throughout 2019, and HOS is no longer considered to be a related party of NAT.

Board Members and Employees:

In 2014, the Company entered into an agreement with a company owned by a Board member for the use of an asset for corporate and marketing activities. The Company paid a fixed annual fee and fees associated with actual use. This agreement was terminated in 2017. In 2019, 2018 and 2017, use of the asset was paid for upon utilization and the Company recognized an expense $0.3 million, $0.4 million and $0.2 million, respectively. No amounts were due to the related party as of December 31, 2019, 2018 or 2017 related to use of the asset. As of December 31, 2019 and December 31, 2018, the Company has a receivable of $0.3 million and $0.2 million, respectively, related to prepayments to our Chairman.